Exhibit 10.5

ADDENDUM “D”

ADDENDUM “D” TO THE STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - NET DATED MARCH 30, 2017, BY AND BETWEEN 480 OAKMEAD PROPERTIES, L.L.C., A CALIFORNIA LIMITED LIABILITY COMPANY (“LESSOR”) AND EBR SYSTEMS INC., A DELAWARE CORPORATION (“LESSEE”) FOR THE PROPERTY LOCATED AT 480 OAKMEAD PARKWAY, SUNNYVALE, CALIFORNIA (HEREINAFTER REFERRED TO AS THE “LEASE”).

64.	Revised Expiration Date: The Term of the Lease is hereby extended. The Expiration Date of the Lease is revised to be December 31, 2026.

65.	Termination Right: Provided Lessee is not in default or breach of the Lease, Lessee shall have the right to terminate the Lease under the following conditions:

A.	Lessee shall deliver at least ninety (90) days advance written notification of the exercise of its Termination Right. The Lease Termination shall then occur on the last calendar day of the last calendar month following Lessor’s receipt of the written notification.

B.	Lessee may not deliver written notification of the exercise of its Termination Right to Lessor earlier than June 30, 2026.

C.	In no event shall Lessee have the right to terminate the Lease earlier than September 30, 2026.

66.	Payment to Broker for Extension of Term: Upon full execution of this Addendum D, Newmark shall have earned a fee for their services, and Lessor shall pay to Cornish & Carey Commercial, a California corporation dba Newmark Knight Frank (“Newmark”) a brokerage fee in the amount of Twenty Four Thousand and 00/100 Dollars ($24,000.00). This commission shall be 100% due and payable upon execution of this Addendum D. This brokerage fee shall be allocated internally within Newmark, 50% to William Steele and 50% to the team of Greg Tippin, Tracey Solari, and Skylar Smith.

In the event of any conflict between this Addendum D and any previous agreements between Lessee and Lessor, this Addendum D shall prevail. Otherwise, the Lease shall continue, unmodified and in full force and effect.

READ AND AGREED TO:

LESSOR:	480 Oakmead Properties, LLC	LESSEE:	EBR Systems Inc.,
a Delaware Corporation

BY:		BY:

TITLE:		TITLE:

DATE:		DATE:

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DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIPS

(As required by the California Civil Code)

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

SELLER’S AGENT

A Seller’s agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller’s agent or a subagent of that agent has the following affirmative obligations:

To the Seller: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller.

To the Buyer and the Seller:

(a)        Diligent exercise of reasonable skill and care in performance of the agent’s duties.

(b)        A duty of honest and fair dealing and good faith.

(c)        A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

BUYER’S AGENT

A Buyer’s agent can, with a Buyer’s consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller’s agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations:

To the Buyer: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer.

To the Buyer and the Seller:

(a)        Diligent exercise of reasonable skill and care in performance of the agent’s duties.

(b)        A duty of honest and fair dealing and good faith.

(c)        A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH SELLER AND BUYER

A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer.

In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

(a)        A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer.

(b)        Other duties to the Seller and the Buyer as stated above in their respective sections.

In representing both Seller and Buyer, a dual agent may not, without the express permission of the respective party, disclose to the other party confidential information, including, but not limited to, facts relating to either the Buyer's or Seller's financial position, motivations, bargaining position, or other personal information that may impact price, including the Seller's willingness to accept a price less than the listing price or the Buyer's willingness to pay a price greater than the price offered.

SELLER AND BUYER RESPONSIBILITIES

Either the purchase agreement or a separate document will contain a confirmation of which agent is representing you and whether that agent is representing you exclusively in the transaction or acting as a dual agent. Please pay attention to that confirmation to make sure it accurately reflects your understanding of your agent's role.

The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

If you are a Buyer, you have the duty to exercise reasonable care to protect yourself, including as to those facts about the property which are known to you or within your diligent attention and observation.

Both Sellers and Buyers should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change.

Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction.

This disclosure form includes the provisions of Sections 2079.13 to 2079.24, inclusive, of the California Civil Code contained on the following page. Read it carefully.

I ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE AND THE PORTIONS OF THE CALIFORNIA CIVIL CODE ON THE FOLLOWING PAGE.

480 Oakmead Properties, LLC	BUYER	X	SELLER
By:
Its:	Date

Agent:	Cornish & Carey Commercial, a California corporation dba Newmark Knight Frank	BRE License Number 00832933
By:			July 17, 2024
	William Steele Salesperson or Broker-Associate	BRE License Number 00938326	Date

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DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIPS

(As required by the California Civil Code)

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

SELLER’S AGENT

A Seller’s agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller’s agent or a subagent of that agent has the following affirmative obligations:

To the Seller: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller.

To the Buyer and the Seller:

(a)        Diligent exercise of reasonable skill and care in performance of the agent’s duties.

(b)        A duty of honest and fair dealing and good faith.

(c)        A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

BUYER’S AGENT

A Buyer’s agent can, with a Buyer’s consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller’s agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations:

To the Buyer: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer.

To the Buyer and the Seller:

(a)        Diligent exercise of reasonable skill and care in performance of the agent’s duties.

(b)        A duty of honest and fair dealing and good faith.

(c)        A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH SELLER AND BUYER

A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer.

In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

(a)        A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer.

(b)        Other duties to the Seller and the Buyer as stated above in their respective sections.

In representing both Seller and Buyer, a dual agent may not, without the express permission of the respective party, disclose to the other party confidential information, including, but not limited to, facts relating to either the Buyer's or Seller's financial position, motivations, bargaining position, or other personal information that may impact price, including the Seller's willingness to accept a price less than the listing price or the Buyer's willingness to pay a price greater than the price offered.

SELLER AND BUYER RESPONSIBILITIES

Either the purchase agreement or a separate document will contain a confirmation of which agent is representing you and whether that agent is representing you exclusively in the transaction or acting as a dual agent. Please pay attention to that confirmation to make sure it accurately reflects your understanding of your agent's role.

The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

If you are a Buyer, you have the duty to exercise reasonable care to protect yourself, including as to those facts about the property which are known to you or within your diligent attention and observation.

Both Sellers and Buyers should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change.

Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction.

This disclosure form includes the provisions of Sections 2079.13 to 2079.24, inclusive, of the California Civil Code contained on the following page. Read it carefully.

I ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE AND THE PORTIONS OF THE CALIFORNIA CIVIL CODE ON THE FOLLOWING PAGE.

EBR SYSTEMS INC., A DELAWARE CORPORATION	X	BUYER	SELLER
By:
Its:		Date

Agent:	Cornish & Carey Commercial, a California corporation dba Newmark Knight Frank	BRE License Number 00832933
By:			July 17, 2024
	Greg Tippin, Tracey Solari, & Skylar Smith Salesperson or Broker-Associate	BRE License Number 01247654, 01269780 & 02196285	Date

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CALIFORNIA CIVIL CODE SECTIONS 2079.13 THROUGH 2079.24

(Section 2079.16 appears in the form above)

2079.13. As used in Sections 2079.7 and 2079.14 to 2079.24, inclusive, the following terms have the following meanings: (a) “Agent” means a person acting under provisions of Title 9 (commencing with Section 2295) in a real property transaction, and includes a person who is licensed as a real estate broker under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business and Professions Code, and under whose license a listing is executed or an offer to purchase is obtained. The agent in the real property transaction bears responsibility for that agent's salespersons or broker associates who perform as agents of the agent. When a salesperson or broker associate owes a duty to any principal, or to any buyer or seller who is not a principal, in a real property transaction, that duty is equivalent to the duty owed to that party by the broker for whom the salesperson or broker associate functions. (b) “Buyer” means a transferee in a real property transaction, and includes a person who executes an offer to purchase real property from a seller through an agent, or who seeks the services of an agent in more than a casual, transitory, or preliminary manner, with the object of entering into a real property transaction. “Buyer” includes vendee or lessee of real property. (c) “Commercial real property” means all real property in the state, except (1) single-family residential real property, (2) dwelling units made subject to Chapter 2 (commencing with Section 1940) of Title 5, (3) a mobilehome, as defined in Section 798.3, (4) vacant land, or (5) a recreational vehicle, as defined in Section 799.29. (d) “Dual agent” means an agent acting, either directly or through a salesperson or broker associate, as agent for both the seller and the buyer in a real property transaction. (e) “Listing agreement” means a written contract between a seller of real property and an agent, by which the agent has been authorized to sell the real property or to find or obtain a buyer, including rendering other services for which a real estate license is required to the seller pursuant to the terms of the agreement. (f) “Seller's agent” means a person who has obtained a listing of real property to act as an agent for compensation. (g) “Listing price” is the amount expressed in dollars specified in the listing for which the seller is willing to sell the real property through the seller's agent. (h) “Offering price” is the amount expressed in dollars specified in an offer to purchase for which the buyer is willing to buy the real property. (i) “Offer to purchase” means a written contract executed by a buyer acting through a buyer's agent that becomes the contract for the sale of the real property upon acceptance by the seller. (j) “Real property” means any estate specified by subdivision (1) or (2) of Section 761 in property, and includes (1) single-family residential property, (2) multiunit residential property with more than four dwelling units, (3) commercial real property, (4) vacant land, (5) a ground lease coupled with improvements, or (6) a manufactured home as defined in Section 18007 of the Health and Safety Code, or a mobilehome as defined in Section 18008 of the Health and Safety Code, when offered for sale or sold through an agent pursuant to the authority contained in Section 10131.6 of the Business and Professions Code. (k) “Real property transaction” means a transaction for the sale of real property in which an agent is retained by a buyer, seller, or both a buyer and seller to act in that transaction, and includes a listing or an offer to purchase. (l) “Sell,” “sale,” or “sold” refers to a transaction for the transfer of real property from the seller to the buyer and includes exchanges of real property between the seller and buyer, transactions for the creation of a real property sales contract within the meaning of Section 2985, and transactions for the creation of a leasehold exceeding one year's duration. (m) “Seller” means the transferor in a real property transaction and includes an owner who lists real property with an agent, whether or not a transfer results, or who receives an offer to purchase real property of which he or she is the owner from an agent on behalf of another. “Seller” includes both a vendor and a lessor of real property. (n) “Buyer's agent” means an agent who represents a buyer in a real property transaction.

2079.14. A seller's agent and buyer's agent shall provide the seller and buyer in a real property transaction with a copy of the disclosure form specified in Section 2079.16, and shall obtain a signed acknowledgment of receipt from that seller and buyer, except as provided in Section 2079.15, as follows: (a) The seller's agent, if any, shall provide the disclosure form to the seller prior to entering into the listing agreement. (b) The buyer's agent shall provide the disclosure form to the buyer as soon as practicable prior to execution of the buyer's offer to purchase. If the offer to purchase is not prepared by the buyer's agent, the buyer's agent shall present the disclosure form to the buyer not later than the next business day after receiving the offer to purchase from the buyer.

2079.15. In any circumstance in which the seller or buyer refuses to sign an acknowledgment of receipt pursuant to Section 2079.14, the agent shall set forth, sign, and date a written declaration of the facts of the refusal.

2079.17 (a) As soon as practicable, the buyer's agent shall disclose to the buyer and seller whether the agent is acting in the real property transaction as the buyer's agent, or as a dual agent representing both the buyer and the seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller, the buyer, and the buyer's agent prior to or coincident with execution of that contract by the buyer and the seller, respectively. (b) As soon as practicable, the seller's agent shall disclose to the seller whether the seller's agent is acting in the real property transaction as the seller's agent, or as a dual agent representing both the buyer and seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller and the seller's agent prior to or coincident with the execution of that contract by the seller. (c) The confirmation required by subdivisions (a) and (b) shall be in the following form:

1.	DO NOT SIGN OR COMPLETE THIS SECTION – EXAMPLE ONLY
_________________________________________________________ (Name of Seller’s Agent, Brokerage firm, and license number)	is the broker of (check one): ☐ the seller; or ☐ both the buyer and seller (dual agent).
_________________________________________________________ Name of Seller’s Agent and license number	is the agent of (check one): ☐ the Seller’s Agent (salesperson and broker associate) ☐ is both the Buyer’s and Seller Agent (dual agent).
_________________________________________________________ (Name of Buyer’s Agent, Brokerage firm, and license number)	is the broker of (check one): ☐ the buyer; or ☐ both the buyer and seller (dual agent).
_________________________________________________________ Name of Buyer’s Agent and license number	is the agent of (check one): ☐ the Buyer’s Agent (salesperson and broker associate) ☐ is both the Buyer’s and Seller Agent (dual agent).

(d) The disclosures and confirmation required by this section shall be in addition to the disclosure required by Section 2079.14. An agent's duty to provide disclosure and confirmation of representation in this section may be performed by a real estate salesperson or broker associate affiliated with that broker.

2079.18. Repealed

2079.19. The payment of compensation or the obligation to pay compensation to an agent by the seller or buyer is not necessarily determinative of a particular agency relationship between an agent and the seller or buyer. A listing agent and a selling agent may agree to share any compensation or commission paid, or any right to any compensation or commission for which an obligation arises as the result of a real estate transaction, and the terms of any such agreement shall not necessarily be determinative of a particular relationship.

2079.20. Nothing in this article prevents an agent from selecting, as a condition of the agent’s employment, a specific form of agency relationship not specifically prohibited by this article if the requirements of Section 2079.14 and Section 2079.17 are complied with.

2079.21. (a) A dual agent may not, without the express permission of the seller, disclose to the buyer any confidential information obtained from the seller. (b) A dual agent may not, without the express permission of the buyer, disclose to the seller any confidential information obtained from the buyer. (c) “Confidential information” means facts relating to the client's financial position, motivations, bargaining position, or other personal information that may impact price, such as the seller is willing to accept a price less than the listing price or the buyer is willing to pay a price greater than the price offered. (d) This section does not alter in any way the duty or responsibility of a dual agent to any principal with respect to confidential information other than price.

2079.22. Nothing in this article precludes a listing agent from also being a buyer’s agent. If a seller or buyer in a transaction chooses to not be represented by an agent, that does not, of itself, make that agent a dual agent.

2079.23. (a) A contract between the principal and agent may be modified or altered to change the agency relationship at any time before the performance of the act which is the object of the agency with the written consent of the parties to the agency relationship. (b) A lender or an auction company retained by a lender to control aspects of a transaction of real property subject to this part, including validating the sales price, shall not require, as a condition of receiving the lender's approval of the transaction, the homeowner or listing agent to defend or indemnify the lender or auction company from any liability alleged to result from the actions of the lender or auction company. Any clause, provision, covenant, or agreement purporting to impose an obligation to defend or indemnify a lender or an auction company in violation of this subdivision is against public policy, void, and unenforceable.

2079.24. Nothing in this article shall be construed to either diminish the duty of disclosure owed buyers and sellers by agents and their associate licensees, subagents, and employees or to relieve agents and their associate licensees, subagents, and employees from liability for their conduct in connection with acts governed by this article or for any breach of a fiduciary duty or a duty of disclosure.

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CONFIRMATION OF REAL ESTATE AGENCY RELATIONSHIPS

The real estate relationships described below are hereby confirmed, as of July 17, 2024, in connection with the following:

The purchase and sale of the real property located at _______________________________________________, California

X	The lease of the real property located at 480 Oakmead Parkway, Sunnyvale, California

Other: DESCRIBE ASSIGNMENT OR TRANSACTION

Name of Listing Agent (Agent for Seller):	is the agent of (check one):
Cornish & Carey Commercial, a California corporation dba Newmark Knight Frank		the seller exclusively; or

	X	both the buyer and seller.

Name of Selling Agent (Agent for Buyer): (If not the same as the Listing Agent)	is the agent of (check one):
the buyer exclusively; or

the seller exclusively, or

both the buyer and seller.

I/WE ACKNOWLEDGE RECEIPT OF THE FOREGOING AND HEREBY CONFIRM AND CONSENT TO THE SAME.

480 Oakmead Properties, LLC	BUYER	X	SELLER
By:
Its:	Date

EBR SYSTEMS INC., A DELAWARE CORPORATION	X	BUYER	SELLER
By:
Its:		Date

Agent:	Cornish & Carey Commercial, a California corporation dba Newmark Knight Frank	BRE License Number 00832933
By:			July 17, 2024
	William Steele, Greg Tippin, Tracey Solari, & Skylar Smith Salesperson or Broker-Associate	BRE License Number 00938326, 01247654, 01269780 & 02196285	Date

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